UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 16, 2014

ROCKY MOUNTAIN CHOCOLATE FACTORY, INC.

(Exact name of registrant as specified in is charter)

Colorado	0-14749	84-0910696
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

265 Turner Drive

Durango, Colorado 81303

(Address, including zip code, of principal executive offices)

Registrant's telephone number, including area code: (970) 259-0554

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01     Entry into a Material Definitive Agreement.

CherryBerry Acquisition

On January 17, 2014, U-Swirl, Inc. (“U-Swirl”), a majority-owned subsidiary of Rocky Mountain Chocolate Factory, Inc. (the “Company”), and the Company entered into an Asset Purchase Agreement (the “CherryBerry Purchase Agreement”) with CherryBerry Enterprises LLC, CherryBerry Corporate LLC and CherryBerry LLC (collectively, “CherryBerry”), which are the franchisors of self-serve frozen yogurt retail stores branded as “CherryBerry”, and the members of CherryBerry. Pursuant to the CherryBerry Purchase Agreement, U-Swirl purchased certain assets of CherryBerry used in its business of franchising frozen yogurt stores, including all of its franchise rights and one company-owned store (the “CherryBerry Acquisition”). The assets were acquired for approximately $4.25 million in cash and 4 million shares of U-Swirl common stock. The CherryBerry Purchase Agreement contains customary representations and warranties, covenants and indemnification obligations.

Yogli Mogli Acquisition

On January 17, 2014, U-Swirl entered into an Asset Purchase Agreement (the “Yogli Mogli Purchase Agreement”) with Yogli Mogli LLC and certain of its affiliates (collectively, “Yogli Mogli”), which are the franchisors of self-serve frozen yogurt retail stores branded as “Yogli Mogli”. Pursuant to the Yogli Mogli Purchase Agreement, U-Swirl purchased certain assets of Yogli Mogli used in its business of franchising frozen yogurt stores, including all of its franchise rights and four company-owned stores (the “Yogli Mogli Acquisition”, and together with the CherryBerry Acquisition, the “Acquisitions”). The assets were acquired for approximately $2.15 million in cash and $200,000 in shares of U-Swirl common stock. The Yogli Mogli Purchase Agreement contains customary representations and warranties, covenants and indemnification obligations.

Wells Fargo Loan Agreement

Effective January 16, 2014, the Company entered into a business loan agreement with Wells Fargo Bank, N.A. (the “Wells Fargo Loan Agreement”) for a $7.0 million line of credit to be used to fund the purchase price of the Acquisitions by U-Swirl (the “Wells Fargo Loan”). The Company made its first draw of approximately $6.4 million on the Wells Fargo Loan on January 16, 2014. Interest on the Wells Fargo Loan is at a fixed rate of 3.75% and the maturity date is January 15, 2020. Interest on the Wells Fargo Loan accrues monthly commencing on February 15, 2014. The first principal and interest payment of approximately $128,000 is due on February 15, 2015, with amortized principal and interest payments continuing monthly thereafter. The Wells Fargo Loan may be prepaid without penalty at any time by the Company. The Wells Fargo Loan is collateralized by substantially all of the Company’s assets, including the U-Swirl Loan Agreement (as defined below). Additionally, the Wells Fargo Loan is subject to various financial ratio and leverage covenants. The Wells Fargo Loan Agreement also contains customary representations and warranties, covenants and acceleration provisions in the event of a default by the Company.

Loan Agreement with U-Swirl, Inc.

On January 16, 2014, the Company entered into Loan and Security Agreement with U-Swirl, Inc. (the “U-Swirl Loan Agreement”) for a $7.75 million line of credit to fund the purchase price of the Acquisitions (the “U-Swirl Loan”). The U-Swirl Loan bears interest at a fixed rate of 9.0% per annum and matures on January 16, 2016. Principal, interest and fees on the U-Swirl Loan are payable at maturity, or such earlier date as the obligations under the U-Swirl Loan are paid in accordance with the U-Swirl Loan Agreement, in cash, shares of preferred stock of U-Swirl or a combination thereof, at the discretion of the Company. The U-Swirl Loan Agreement also contains customary representations and warranties, covenants and acceleration provisions in the event of a default by U-Swirl. The obligations of U-Swirl under the U-Swirl Loan Agreement are secured by all of the assets of U-Swirl.

The foregoing summaries of the CherryBerry Purchase Agreement, the Yogli Mogli Purchase Agreement, the Wells Fargo Loan Agreement, and the U-Swirl Loan Agreement do not purport to be complete and are subject to, and are qualified in their entirety by reference to, the full text of these documents which are attached hereto as Exhibits 99.1, 99.2, 99.3, and 99.4, respectively, to this Current Report on Form 8-K, and are incorporated herein by reference.

Item 2.01     Completion of Acquisition or Disposition of Assets.

The information set forth in Item 1.01 above regarding the CherryBerry Acquisition and the Yogli Mogli Acquisition is incorporated by reference into this Item 2.01.

Item 2.03     Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 above regarding the Wells Fargo Loan Agreement is incorporated by reference into this Item 2.03.

Item 9.01     Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description

99.1

Asset Purchase Agreement, dated January 17, 2014, among U-Swirl, Inc., CherryBerry Enterprises LLC, CherryBerry Corporate LLC, CherryBerry LLC and the members of the CherryBerry entities named therein. #

99.2	Asset Purchase Agreement, dated January 17, 2014, among U-Swirl, Inc., Yogli Mogli Franchise LLC, Yogli Mogli LLC, Yogli Mogli Newnan LLC, Yogli Mogli Enterprises LLC and Yogli Mogli Wheaton, LLC. #

99.3	Business Loan Agreement, effective January 16, 2014, between Rocky Mountain Chocolate Factory, Inc. and Wells Fargo Bank, N.A.

99.4	Loan and Security Agreement, dated January 16, 2014, between Rocky Mountain Chocolate Factory, Inc. and U-Swirl, Inc.

#

Schedules and similar attachments have been omitted pursuant to Item 601(b)(2) of Regulation S-K under the Securities Exchange Act of 1934, as amended. We hereby undertake to supplementally furnish copies of any omitted schedules to the SEC upon request by the SEC.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ROCKY MOUNTAIN CHOCOLATE FACTORY, INC.

Date: January 21, 2014	By:	/s/ Bryan J. Merryman
Bryan J. Merryman, Chief Operating Officer,
Chief Financial Officer, Treasurer and Director

INDEX TO EXHIBITS

Exhibit No.	Description

99.1

Asset Purchase Agreement, dated January 17, 2014, among U-Swirl, Inc., CherryBerry Enterprises LLC, CherryBerry Corporate LLC, CherryBerry LLC and the members of the CherryBerry entities named therein. #

99.2	Asset Purchase Agreement, dated January 17, 2014, among U-Swirl, Inc., Yogli Mogli Franchise LLC, Yogli Mogli LLC, Yogli Mogli Newnan LLC, Yogli Mogli Enterprises LLC and Yogli Mogli Wheaton, LLC. #

99.3	Business Loan Agreement, effective January 16, 2014, between Rocky Mountain Chocolate Factory, Inc. and Wells Fargo Bank, N.A.

99.4	Loan and Security Agreement, dated January 16, 2014, between Rocky Mountain Chocolate Factory, Inc. and U-Swirl, Inc.

#

Schedules and similar attachments have been omitted pursuant to Item 601(b)(2) of Regulation S-K under the Securities Exchange Act of 1934, as amended. We hereby undertake to supplementally furnish copies of any omitted schedules to the SEC upon request by the SEC.